UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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CTPartners Executive Search Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CTPartners Executive Search Inc.
1166 Avenue of the Americas
New York, New York 10036
To Our Stockholders:
On behalf of the Board of Directors, I invite you to attend the 2011 Annual Meeting of Stockholders of CTPartners Executive Search Inc. to be held at The Princeton Club, 15 West 43rd Street, New York, New York 10036, on Tuesday, June 14, 2011, at 9:00 a.m., New York, New York time. The formal notice of the Annual Meeting appears on the following page.
We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. On May 3, 2011, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 Proxy Statement and vote online, by phone, in person or by mail.
The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.
Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or sign and date a paper copy of the proxy card and promptly return it to us in the enclosed postage-paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.
Sincerely,
/s/ Brian M. Sullivan
Brian M. Sullivan
Chairman and Chief Executive Officer
May 3, 2011

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROXIES AND VOTING
PROPOSAL ONE: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTORS
THE BOARD OF DIRECTORS AND IT’S COMMITTEES
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
NO INCORPORATION BY REFERENCE
SUBMISSION OF STOCKHOLDERS’ PROPOSALS AND ADDITIONAL INFORMATION
SOLICITATION OF PROXIES
OTHER MATTERS

CTPartners Executive Search Inc.
1166 Avenue of the Americas
New York, New York 10036

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
June 14, 2011

          The Annual Meeting of Stockholders of CTPartners Executive Search Inc., a Delaware corporation, will be held on Tuesday, June 14, 2011, at 9:00 a.m. Eastern Standard Time, at the Princeton Club, 15 West 43rd Street, New York, New York 10036 for the following purposes:
(1)	to elect five (5) Directors;

(2)	to ratify the designation of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 2011; and

(3)	to consider any other matters that may properly come before the meeting or any adjournment thereof.
          Stockholders of record at the close of business on Monday, April 18, 2011 are entitled to vote at the meeting.
By Order of the Board of Directors
/s/ David C. Nocifora
David C. Nocifora
Secretary
May 3, 2011
          Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2011. The Proxy Statement, proxy card and annual report on Form 10-K are available, free of charge, at “http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16782.”

3

CTPartners Executive Search Inc.
1166 Avenue of the Americas
New York, New York 10036

PROXY
STATEMENT

GENERAL INFORMATION
          This proxy statement is furnished in connection with the solicitation by the Board of Directors of CTPartners Executive Search Inc., a Delaware corporation (the “Company”), of proxies to be used at the annual meeting of stockholders of the Company to be held on June 14, 2011 (the “Annual Meeting”). This proxy statement and the related proxy card are being mailed or made available via the Internet to stockholders commencing on or about May 3, 2011.
          As permitted by rules adopted by the Securities and Exchange Commission, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about May 3, 2011, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 Proxy Statement and annual report and vote online, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow our instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. Choosing to receive your proxy material by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy material by e-mail will remain in effect until you terminate it. Our annual report on Form 10-K and this proxy statement are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp?CoNumber=16782 .
PROXIES AND VOTING
          If the enclosed proxy card is executed and returned, the stock represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy card will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, you may revoke the proxy at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy card.
          Stockholders of record of the Company at the close of business on Monday, April 18, 2011, will be entitled to vote at the Annual Meeting. On that date, 7,176,920 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the vote of the stockholders. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked “abstain,” as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting, referred to as broker non-votes, will be considered “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting.
          The nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of Directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. Stockholders have no right to cumulative voting as to any matter, including the election of Directors.
          The stock represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the stock represented by such proxies received will be voted: (i) FOR the nominees for Director named in this proxy statement, (ii) FOR the ratification of the appointment of McGladrey & Pullen, LLP, as our independent auditors for the fiscal year ending December 31, 2011 and (iii) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, FOR any other matters that properly come before the Annual Meeting.

PROPOSAL ONE:
ELECTION OF DIRECTORS
          The Board of Directors currently consists of five (5) directors: Scott M. Birnbaum, Michael C. Feiner, Betsy L. Morgan, Brian M. Sullivan and Thomas R. Testwuide, Sr. All of our current directors are standing for re-election and the Board of Directors recommends that they be re-elected to hold office until the next annual meeting of shareholders and/or their successors are duly elected and qualified.
          If any nominee becomes unavailable for any reason or should a vacancy occur before the election, which events are not anticipated, the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend. Information regarding the nominees for Director is set forth below.
          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.
NOMINEES FOR DIRECTORS
          The names of the nominees for the office of director, together with certain information concerning such nominee, is set forth below.

	First Year as
Name	Director	Age	Position
Scott M. Birnbaum	2010	51	Director and Chair of the Audit Committee

Michael C. Feiner	2010	68	Director and Chair of the Compensation Committee

Betsy L. Morgan	2010	42	Director

Brian M. Sullivan	2010	58	Director, Chairman of the Board and Chief Executive Officer

Thomas R. Testwuide, Sr.	2010	65	Director and Chair of the Nominating and Corporate Governance Committee
     Brian M. Sullivan has served as our chief executive officer since joining us in September 2004, and as a director of the Company since December 2010. Prior to joining us, Mr. Sullivan served as Vice Chairman of Heidrick & Struggles International, which he joined upon its acquisition of Sullivan & Company, the financial services industry search firm founded by Mr. Sullivan in 1988. In 2008, Mr. Sullivan was named to BusinessWeek’s Top 50 List of the World’s Most Influential Headhunters. Mr. Sullivan received a B.S. degree from Lehigh University and an M.B.A. from Denver University. We believe Mr. Sullivan’s qualifications to serve on our board of directors include his years of leadership with the Company and extensive knowledge of the retained executive search industry.

     Scott M. Birnbaum has served as a director of the Company since December 2010. Since May 2010, Mr. Birnbaum has served as an Operating Partner for Kohlberg & Company, LLC, a leading U.S. private equity firm which specializes in acquiring middle market companies. Prior to joining Kohlberg & Company, LLC, Mr. Birnbaum was the President and Senior Managing Director of Ameriquest Capital Group, a leading private equity firm specializing in making investments in companies engaged in financial and business services, a firm he founded in 2002. Prior to founding Ameriquest Capital Group, Mr. Birnbaum was Senior Partner and Practice Leader of Mercer Management Consulting now known as Oliver Wyman, an international management consulting firm. We believe Mr. Birnbaum’s qualifications to serve on our board of directors include his extensive experience in the consulting industry and broad knowledge of the various financial and business models as well as his knowledge of the capital markets.
     Michael C. Feiner has served as a director of the Company since December 2010. Mr. Feiner is the founder of Michael C. Feiner Consulting, Inc., a consulting firm specializing in advising companies on human capital strategies, organization development and leadership effectiveness. He has served as its President since the firm’s founding in 1996. Mr. Feiner also serves as Senior Advisor — Human Capital for Irving Place Capital, a private equity fund located in New York, New York. Mr. Feiner serves as a professor and the Sanford C. Bernstein & Co. Ethics Fellow for Columbia Business School where he has been teaching since 2003. Mr. Feiner worked for Pepsi-Cola Company from 1975 to 1995. He served as Senior Vice President and Chief People Officer for Pepsi’s beverage operations worldwide from 1989 until his retirement in 1995. His book, The Feiner Points of Leadership: The 50 Basic Laws That Will Make People Want To Perform Better For You, was selected by the Toronto Globe and Mail as the Best Business Book of 2004. We believe Mr. Feiner’s qualifications to serve on our board of directors include his extensive experience related to human capital, organizational development and assessing management effectiveness.
     Betsy L. Morgan has served as a director of the Company since December 2010. Since January, 2011 Ms. Morgan has served as the President of The Blaze, an information network curating content, community and debate. From October 2007 to June 2009, she was the chief executive officer of The Huffington Post, a leading news and opinion website. Prior to joining The Huffington Post, Ms. Morgan spent approximately 10 years in various positions at CBS, including service as Senior Vice President for CBS Interactive and the General manager of CBSNews.com, where she was in charge of the network’s 14-hour broadband, on-demand news service. Prior to joining CBS, she spent several years in investment banking at the North American Headquarters of Schroders, a global asset management company, in the Media and Entertainment Group. Ms. Morgan earned a MBA from Harvard Business School and a BA in Political Science and Economics from Colby College, where she currently serves on the Board of Trustees. She currently is a director of Vertical Acuity, an Atlanta-based technology company, and The Journal Register Company. We believe Ms. Morgan’s qualifications to serve on our board of directors include her knowledge and experience gained from service on the boards of various private companies and her leadership roles in various businesses.
     Thomas R. Testwuide, Sr. has served as a director of the Company since December 2010. Since March 2010, Mr. Testwuide has served as the Chairman of the Board and Chief Executive Officer of Skana Aluminum Company, an aluminum products manufacturer in Manitowoc, Wisconsin. From February 2005 to May 2010, Mr. Testwuide served as Chairman of the Board and Chief Executive Officer of Plymouth Foam Incorporated, a leading manufacturer of rigid and soft foam products for building insulation and protective packaging applications. Since December 2001, he has served as Chairman of the Board of Torginol, Inc., a manufacturer of specialty coating products for seamless flooring systems and epoxy resin paints. Mr. Testwuide previously served as Chairman of the Board, Chief Executive Officer and President of Schreier Malt Company, a malt production company with operations in the United States, Canada and China, and which was awarded the Wisconsin Manufacturer of the Year Grand Award in 1994. We believe Mr. Testwuide’s qualifications to serve on our board of directors include his knowledge and experience gained from service on the boards of various private companies, and his leadership roles in managing several global businesses.
The Board of Directors unanimously recommends that stockholders vote FOR the election of all nominees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
Director Independence
          The Board reviews the independence of each Director at least annually. During these reviews, the Board will consider transactions and relationships between each Director (and his or her immediate family and affiliates) and the Company and our management to determine whether any such transactions or relationships are inconsistent with a determination that the Director was independent. The Board has conducted its annual review of Director independence to determine if any transactions or relationships exist that would disqualify any of the individuals who serve as a Director under the applicable listing standards of the NYSE Amex stock exchange or require disclosure under SEC rules. Based upon the foregoing review, the Board has determined that none of its directors, other than Brian M. Sullivan, its Chief Executive Officer, has a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of such directors. Mr. Sullivan is not considered independent under the independence rules of the NYSE Amex stock exchange.
Board Meetings
          The Board of Directors held one meeting during fiscal year 2010 (as a Delaware limited liability company until December 2010, the Company did not have a board of directors until just prior to its initial public stock offering). All of the Directors attended at least 75% of the total meetings held by the Board and by all committees on which he or she served during fiscal year 2010.
Attendance at Annual Meeting
          Although the Company does not have a policy with respect to attendance by members of the Board of Directors at its annual meeting of stockholders, Directors are encouraged to attend. The Company did not hold an annual meeting of stockholders last year since it was a limited liability company until just prior to its initial public stock offering in December 2010.
Committees
          General. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has adopted a written charter for each of the committees. These charters, as well as our Code of Business Conduct and Ethics, are posted and available on the Investor page of our website at www.ctnet.com. Stockholders may request copies of these corporate governance documents, free of charge, by writing to CTPartners Executive Search Inc., 1166 Avenue of the Americas, New York, New York 10036, Attention: Corporate Secretary.
          Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between Company’s management and the auditors regarding financial reporting. Additionally, the Audit Committee approves all related-party transactions that are required to be disclosed pursuant to Item 404 of SEC Regulation S-K. Each member of the Audit Committee is an independent director as defined in Section 803 of the NYSE Amex Company Guide and SEC Rule 10A-3. Each member of the Audit Committee also is financially literate. The current members of the Audit Committee are Scott M. Birnbaum (Chair), Michael C. Feiner, Betsy L. Morgan and Thomas R. Testwuide, Sr. The Board of Directors has determined that it has at least one “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K, serving on the Audit Committee, Mr. Birnbaum, and that Mr. Birnbaum is an “independent director” as defined in the NYSE Amex stock exchange listing standards. The Audit Committee held no meetings during fiscal year 2010.

          Compensation Committee. The Compensation Committee is responsible for, among other things, annually reviewing and approving the salary and other compensation (including equity-based incentives) of our chief executive officer, reviewing the compensation programs of our non-employee Directors, overseeing and administering the Company’s equity incentive plans, engaging and determining the fees of compensation consultants, and overseeing regulatory compliance with respect to compensation matters. From time to time, the Compensation Committee invites certain members of management to attend meetings to discuss the performance of the Company and other matters affecting the compensation of each of the named executive officers. The Compensation Committee is appointed by the Board, and consists entirely of independent directors, as defined in Section 803 of the NYSE Amex Company Guide. The current members of this committee are Michael C. Feiner (Chair), Scott M. Birnbaum, Betsy L. Morgan and Thomas R. Testwuide, Sr. The Compensation Committee held no meetings during fiscal year 2010.
          Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, evaluating and recommending to the Board of Directors qualified nominees for election as Directors and qualified Directors for committee membership. The current members of the Nominating and Corporate Governance Committee are Thomas R. Testwuide, Sr. (Chair), Scott M. Birnbaum, Michael C. Feiner and Betsy L. Morgan. The members of this committee are all independent directors as defined in Section 803 of the NYSE Amex Company Guide. The Nominating and Corporate Governance Committee did not hold any meetings during fiscal year 2010.
          In recommending candidates, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate, consistent with criteria approved by the Board of Directors. These factors may include judgment, skill, diversity, integrity, experience with businesses and organizations of comparable size, experience in corporate governance, experience in business and human resource management, and the interplay of the candidate’s experience with the experience of other members of the Board of Directors. Except as may be required by rules promulgated by the SEC or NYSE Amex stock exchange, these are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors. The Nominating and Corporate Governance Committee also is responsible for evaluating the “independence” of Directors and Director nominees under the applicable rules and regulations of the SEC and NYSE Amex stock exchange.
          The Nominating and Corporate Governance Committee does not currently use an independent search firm in identifying candidates for service on the Board.
          The Nominating and Corporate Governance Committee will give appropriate consideration to qualified persons recommended by stockholders for nomination as our Directors, provided that the stockholder delivers written notice to the Secretary of the Company, which contains the following information:
•	the name and address of the stockholder and each Director nominee;

•	a representation that the stockholder is entitled to vote and intends to appear in person or by proxy at the meeting in which such Director nominee will be considered for election;

•	a description of any and all arrangements or understandings between the stockholder and each Director nominee;

•	such other information regarding the Director nominee that would have been required to be included by the SEC in a proxy statement had the Director nominee been named in a proxy statement;

•	a brief description of the Director nominee’s qualifications to be a Director; and

•	the written consent of the Director nominee to serve as a Director if so elected.
          Subject to meeting the above requirements, the Nominating and Corporate Governance Committee evaluates Director nominees proposed by stockholders using the same criteria as for other candidates not nominated by stockholders.

Board Leadership Structure
          We operate in a dynamic industry. Therefore, the Board of Directors believes that our Chief Executive Officer is the most appropriate person to serve as our Chairman of the Board because he possesses in-depth knowledge of the issues, opportunities and challenges facing our business. Because of this knowledge and insight, we believe that he is in the best position to effectively identify strategic opportunities and priorities and to lead the discussion for the execution of the Company’s strategies and achievement of its objectives. As Chairman, our Chief Executive Officer is able to:
•	focus the Board of Directors on the most significant strategic goals and risks of our businesses;

•	utilize the individual qualifications, skills and experience of the other members of the Board in order to maximize their contributions to the Board of Directors;

•	ensure that each other member of the Board has sufficient knowledge and understanding of our business to enable him or her to make informed judgments; and

•	facilitate the flow of information between the Board and management of the Company.
          The Board of Directors believes that by combining the roles of Chairman and Chief Executive Officer in one person, it promotes the strategic development and execution of our business strategies, which is essential to effective governance. The Board has chosen not to appoint a “lead director,” but instead uses executive sessions of the independent Directors, as necessary. In addition, the composition of the committees of the Board is comprised solely of independent Directors. We believe that shared leadership responsibility among the independent Directors, as opposed to a single lead director, results in increased engagement of the Board of Directors as a whole, and that having a strong, independent group of Directors fully engaged is important for good governance.
The Board’s Role in Risk Oversight
          The Board of Directors oversees the risk management of the Company. The full Board of Directors, as supplemented by the appropriate board committee in the case of risks that are overseen by a particular committee, reviews information provided by management in order for the Board of Directors to oversee risk identification, risk management and risk mitigation strategies. Our board committees assist the full Board of Directors’ oversight of our material risks by focusing on risks related to the particular area of concentration of the relevant committee. For example, our Compensation Committee oversees risks related to our executive compensation plans and arrangements, our Audit Committee oversees the financial reporting and control risks, and our Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board of Directors and potential conflicts of interest. Each committee reports on these discussions of the applicable relevant risks to the full Board of Directors during the committee reports portion of the Board of Directors meeting, as appropriate. The full Board of Directors incorporates the insight provided by these reports into its overall risk management analysis.
Certain Relationships and Related Person Transactions
          We give careful attention to related person transactions because they may present the potential for conflicts of interest. We refer to “related person transactions” as those transactions, arrangements, or relationships in which:
•	we were, are or are to be a participant;

•	the amount involved exceeds $120,000; and

•	any of our Directors, Director nominees, executive officers or greater-than five percent stockholders (or any of their immediate family members) had or will have a direct or indirect material interest.
          To identify related person transactions in advance, we rely on information supplied by our executive officers, Directors and certain significant stockholders. We have adopted a comprehensive written policy for the review, approval or ratification of related person transactions, and our Audit Committee reviews all related person transactions identified by us. The Audit Committee approves or ratifies only those related person transactions that are determined by it to be, under all of the circumstances, in the best interest of the Company and its stockholders. No related person transactions occurred in fiscal 2010 that required a review by the Audit Committee.

Communications with Directors
          Stockholders may communicate their concerns directly to the entire Board of Directors or specifically to non-management Directors of the Board. Such communication can be confidential or anonymous, if so designated, and may be submitted in writing to the following address:
Board of Directors
CTPartners Executive Search Inc.
c/o David C. Nocifora, Corporate Secretary
1166 Avenue of the Americas, 3rd Floor
New York, NY 10036
Compensation Committee Interlocks and Insider Participation
          In 2010, none of our executive officers or Directors was a member of the Board of Directors of any other company where the relationship would be construed to constitute an interlocking relationship (as described in Item 407(e)(iii) of SEC Regulation S-K).
Code of Business Conduct and Ethics
          The Company’s Code of Business Conduct and Ethics applies to all of its employees, including its Chief Executive Officer and its Chief Financial Officer. The Code of Business Conduct and Ethics and all Committee Charters are posted in the investor relations portion of the Company’s website at www.ctnet.com.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
          The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP (“McGladrey & Pullen”) as the independent auditors of the Company to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2011. The Board of Directors recommends ratification of the appointment of McGladrey & Pullen.
          Although stockholder ratification of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of McGladrey & Pullen as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of McGladrey & Pullen.
          It is expected that representatives of McGladrey & Pullen will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
Principal Accounting Fees and Services
          Audit Fees. The aggregate amount billed by McGladrey & Pullen for audit services performed for the fiscal years ending December 31, 2010 and 2009 was $238,000 and $168,000, respectively. Audit services include the auditing of financial statements and quarterly reviews.
          Audit-Related Fees. Fees paid to McGladrey & Pullen for the audit-related services were $1,006,000 and $0 for each of the fiscal years ended December 31, 2010 and 2009, which included costs incurred for re-audits of the Company’s 2008 and 2007 consolidated financial statements, reviews of registration statements, assistance with staff comment letters, and consultations on various accounting and financial reporting matters in support of the Company’s initial public stock offering.
          Tax Fees. No fees were paid to McGladrey & Pullen associated with tax compliance and tax consultation for either of the fiscal years ended December 31, 2010 and 2009, respectively.
          All Other Fees. The Company paid McGladrey & Pullen fees of $30,000 and $8,000, for the fiscal years ending December 31, 2010 and December 31, 2009, respectively, in connection with their examination of certain assertions made by the Company relating to certain business performance metrics.
          Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves the audit and non-audit services performed by McGladrey & Pullen and any of its affiliates in order to assure that the provision of such services does not impair McGladrey & Pullen’s independence. Unless a type of service to be provided by McGladrey & Pullen or one of its affiliates has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
          As noted above, the Company did not have a Board of Directors or Audit Committee until December 2010. Accordingly, fiscal 2010 audit and non-audit related fees, to the extent they were incurred, were not pre-approved by the Audit Committee. Going forward, all of such fees will be pre-approved by the Audit Committee.
          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF MCGLADREY & PULLEN AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2011.

AUDIT COMMITTEE REPORT
          The Audit Committee of the Board of Directors is composed of three Directors who are independent, as required by applicable listing standards of the NYSE Amex stock exchange and by applicable laws and rules of the SEC. In addition, the Audit Committee operates under a written charter adopted and approved by the Board of Directors. The charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by applicable legal requirements and regulations, particularly those contained in the Sarbanes-Oxley Act of 2002 (“SOX”) and the SEC rules promulgated pursuant to SOX. The written charter of the Audit Committee is posted and available under the Investor page on our website at www.ctnet.com.
          Management is responsible for the Company’s internal controls and financial reporting process. McGladrey & Pullen, the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to provide oversight to these processes.
          In fulfilling its oversight responsibility, the Audit Committee relies on the accuracy of financial and other information, opinions, reports, and statements provided to the Audit Committee. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management follows appropriate accounting and financial reporting principles or maintains appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Nor does the Audit Committee’s oversight assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or the audited financial statements are presented in accordance with generally accepted accounting principles.
          The Audit Committee has reviewed and discussed with the Company’s management and McGladrey & Pullen the audited consolidated financial statements of the Company for the year ended December 31, 2010. The Audit Committee has also discussed with McGladrey & Pullen the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received and reviewed the written disclosures and the letter from McGladrey & Pullen required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen’s communications with the Audit Committee concerning independence, and has discussed with McGladrey & Pullen their independence. The Audit Committee has also considered whether McGladrey & Pullen’s provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s financial statements is compatible with maintaining their independence.
          Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
Scott M. Birnbaum, Chair
Michael C. Feiner
Betsy L. Morgan
Thomas R. Testwuide, Sr.

EXECUTIVE OFFICERS
          The following table summarizes information regarding the current executive officers of the Company.

Name	Age	Position
Brian M. Sullivan	58	Chief Executive Officer and Chairman of the Board of Directors

David C. Nocifora	51	Chief Operating Officer, Chief Financial Officer and Secretary
          Brian M. Sullivan has served as our Chief Executive Officer since joining us in September 2004. Prior to joining us, Mr. Sullivan served as Vice Chairman of Heidrick & Struggles International, which he joined upon its acquisition of Sullivan & Company, the financial services industry search firm he founded in 1988. In 2008, Mr. Sullivan was named Business Week’s Top 50 List of the World’s Most Influential Headhunters. Mr. Sullivan received a B.S. degree from Lehigh University and an M.B.A. from Denver University.
          David C. Nocifora has served as our Chief Financial Officer since June 1994 and as our Chief Operating Officer since 2003. Previously, Mr. Nocifora served as Division Controller for Jaite Packaging, a division of Sealright Co., Inc., and Accounting Manager for Tremco, a division of Goodrich Corporation. Mr. Nocifora is a certified public accountant in the State of Ohio. He received his B.S. degree in Accounting from Ohio Northern University and an M.B.A. from Lake Erie College.
Executive Compensation
Summary Compensation Table
          The following table summarizes compensation information of the Company’s Chief Executive Officer and Chief Operating and Financial Officer who are the only named executive officers for the fiscal years ended December 31, 2010 and 2009:

				Non-Equity
				Incentive Plan
Name and Principal	Year	Salary	Bonus	Compensation	Total
Position (a)	(b)	($) (c)	($) (d)	($) (g)	($) (j)
Brian M. Sullivan,	2010	$400,000	$1,250,000	$207,679	$1,857,679
Chief Executive Officer	2009	$282,500	$150,000	$0	$432,500

David C. Nocifora,	2010	$450,000	$375,000	$197,602	$1,022,602
Chief Operating and Financial	2009	$282,500	$75,000	$0	$375,500
Officer and Secretary

Certain Relationships and Related Transactions
          In 2008, we entered into convertible promissory notes with certain of our employees pursuant to which we raised an aggregate of $2.7 million, including a note with Revenant, Inc., which is wholly-owned by Mr. Sullivan, our chief executive officer, in the amount of $1,000,000 and a note with Mr. Nocifora, our chief operating and chief financial officer, in the amount of $25,000. Prior to our initial public stock offering, we entered into a note prepayment and conversion agreement with each note holder pursuant to which each holder had the option to be repaid in full, to be repaid in part in cash and to convert the remaining balance of the note to shares of Common Stock or to convert the entire outstanding balance of the note to shares of Common Stock. Pursuant to Revenant, Inc.’s note prepayment and conversion agreement with the Company, Revenant, Inc. received (i) a cash payment of $453,400 and (ii) 57,132 shares of Common Stock. Pursuant to his note prepayment and conversion agreement with the Company, Mr. Nocifora received 2,613 shares of Common Stock.
          The Company also had a performance unit plan which was terminated prior to our initial public stock offering. Mr. Sullivan was granted a total of 7,670 units under the plan and Mr. Nocifora was granted a total of 7,980 units under this plan. In connection with the termination of this plan, Messrs. Sullivan and Nocifora received $207,679 and 197,602, respectively.
Shareholder Communications with the Board of Directors
          The Company’s Board of Directors has always been, and will remain, open to communications from the Company’s shareholders. The following process for communication between shareholders and the Board was established by the Board in December 2010.
          If any Company shareholder desires to send a communication to the Board, such shareholder may mail any such communication, on an anonymous or named basis, to any Director or to the Company’s Corporate Secretary (David C. Nocifora) at the Company’s offices at 1166 Avenue of the Americas, New York, New York 10036. The Corporate Secretary will review the communication and forward it to such Director or Directors as is appropriate. While the Board certainly makes efforts to respond to communications from the Company’s shareholders, this process will not result in, nor should it be viewed to create, an obligation of a response to any communication. Shareholder proposals must be communicated in accordance with the procedures prescribed by the applicable securities laws and otherwise pursuant to the process described in the section of this Proxy Statement captioned “Submission of Stockholders’ Proposals and Additional Information” below.
Severance Arrangements
          See the disclosure under “Potential Payments Upon Termination or Change in Control” for more information about severance arrangements with our named executive officers. We provide such severance arrangements to attract and retain qualified personnel.
Employment Agreements
          We believe that entering into employment agreements with each of our named executive officers was necessary for us to attract and retain these talented and experienced individuals for our senior level positions. The contracts term for each of these employment agreements is September 1, 2010 to August 30, 2013. In addition to base salary, each employment agreement provides the executive officer with the opportunity to earn cash and equity-based bonus compensation. In this way, the employment agreements help us meet the initial objective of our compensation program. For more details of our employment agreements and arrangements, see the disclosure under “2009 Summary Compensation Table.”
General Tax Deductibility of Executive Compensation
          We structure our compensation program to comply with Internal Revenue Code Section 162(m). Under Section 162(m), there is a limitation on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1.0 million in any taxable year, unless the compensation is performance-based. The Compensation Committee manages our incentive programs to qualify for the performance-based exemption; however, it also reserves the right to provide compensation that does not meet the exemption criteria if, in its sole discretion, it determines that doing so advances our business objectives.

Equity Compensation Plans
          In 2010, we adopted the 2010 Equity Incentive Plan, which authorizes the Board of Directors, or a committee thereof, to provide equity-based compensation in the form of stock options, restricted stock, restricted stock units and other stock-based awards, which are used to attract and retain qualified employees, Directors and consultants. Total awards under this plan are limited to 1,000,000 shares of Common Stock.
Outstanding Equity Awards at December 31, 2010
          There were no outstanding equity or stock awards held by our named executive officers at December 31, 2010.

Potential Payments Upon Termination or Change in Control
          Under their employment agreements, the named executive officers may be entitled to certain potential payments upon termination. In the event that an executive officer is terminated without cause or terminates employment for good reason, as defined in their employment agreements, we would, in general, be obligated to pay severance equal to the executive’s base salary for 18 months plus an amount equal to a pro rata portion of the executive’s target cash bonus for the year in which such termination occurs, plus any unpaid bonus from prior years, and any other unpaid amounts and benefits to which the executive is entitled as of the termination under any of our compensation plans and programs. In the event that a named executive officer is terminated upon a change in control, such officer is entitled to receive, among other things, severance in an amount equal to his base salary for 18 months plus an amount equal to a pro rata portion of his target cash bonus amount for the year in which such termination occurs.
          In general, the employment agreements define “cause” to mean (i) the executive’s breach, non-performance or non-observance of any of the provisions of his agreement which has a material adverse affect on the Company, (ii) the executive’s breach of any of his fiduciary duties to the Company which has a material adverse affect on the Company, or (iii) the executive’s conviction of a felony involving theft, embezzlement, fraud or moral turpitude, or a felony in connection with his employment by the Company. The employment agreements define “good reason” to mean (i) an assignment to the executive of any duties inconsistent in any material respect with the duties of the position he currently occupies or a material change in his position, authority or responsibilities without his consent, (ii) a material reduction in his base salary other than as part of an across-the-board reduction applicable to the executive officers of the Company, and (iii) the Company’s breach of any material provision of the employment agreement. A “change in control” occurs when (i) a person who is not a stockholder of the Company becomes the direct or indirect beneficial owner of 30% or more of our voting securities, (ii) there is a reorganization, merger, consolidation or sale of substantially all of the assets of the Company which would result in our then-current stockholders owning less than 50% of our voting securities, (iii) there is a change in the Board of Directors such that the individuals who then served on the Board cease to constitute at least a majority of the Board, or (iv) the Company liquidates, dissolves or sells substantially all of its assets.
          In the event that an executive officer is terminated for cause or as a result of death or disability, we would be obligated to pay his full base salary and other benefits, including any unpaid expense reimbursements, through the date of termination.

Director Compensation
          Since the Company did not have a Board of Directors until it converted from a Delaware limited liability company to a Delaware corporation in December 2010 immediately prior to its initial public stock offering, the Company had no directors until December 2010 and did not pay any compensation in 2010 to its directors other than the compensation paid to Mr. Sullivan, the Company’s Chairman and Chief Executive Officer, as set forth above under the heading “Executive Compensation”.
          Under our current director compensation program, each director of the Company (other than a director who is employed by the Company) receives an annual retainer of $40,000 payable as follows: (i) $20,000 ($5,000 per quarter) in cash and (ii) $20,000 in restricted stock units granted under the Company’s 2010 Equity Incentive Plan. The restricted stock units are granted immediately after the director’s election at the annual meeting and vest on the day immediately prior to the following annual meeting. In addition, the chairman of each of the audit committee, compensation committee and nominating and corporate governance committee receives an annual cash retainer of $10,000, $7,500 and $7,500, respectively, payable at the end of each quarter. Members of the audit committee, compensation committee, and nominating and corporate governance committee will each receive $2,500, $1,000 and $1,000, respectively. The Company believes that its director compensation program is competitive with similarly-situated companies. The Company intends to adjust the compensation payable to its outside directors in 2011 to account for their board and committee service prior to this year’s Annual Meeting.
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
          The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of March 31, 2011 by:
•	each person known by us to beneficially own more than 5% of our Common Stock;

•	each director and nominee for Director;

•	each named executive officer; and

•	all of our directors, nominees for director and executive officers as a group.
          We have determined beneficial ownership in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are exercisable within 60 days of March 31, 2011 are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person.

          Except as indicated in the footnotes to this table and pursuant to state community property laws, to our knowledge, each stockholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them.

	Number of	Percent of
Name of Beneficial Owner	Shares	Class
Greater Than 5% Stockholders
Adam Kohn	649,918	9.1%
Burke St. John (1)	398,456	5.6%

Directors, Nominee for Director and Executive Officers
Brian M. Sullivan (2)	1,180,204	16.4%
David C. Nocifora	236,049	3.3%
Scott M. Birnbaum	—	*
Michael C. Feiner	—	*
Betsy L. Morgan	—	*
Thomas R. Testwuide, Sr.	1,000	*

All directors, nominees for director and executive officers as a group (6 persons)	2,465,627	34.4%

*	Less than 1%.

(1)	Includes 358,461 shares of Common Stock held by LBS Group Inc., which is wholly owned by Mr. St. John.

(2)	All of these shares are held by Revenant, Inc., which is wholly owned by Mr. Sullivan.

Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers, directors and greater than 10% shareholder’s to file with the SEC and the Company reports regarding their ownership of and transactions in the Company’s securities. Based solely on a review of reports that were furnished to the Company during or with respect to fiscal year 2010 by persons who were, at any time during fiscal year 2010, Directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock, all filings were made on a timely basis.
NO INCORPORATION BY REFERENCE
          The Audit Committee Report (including reference to the independence of the Audit Committee members) is not deemed filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.
SUBMISSION OF PROPOSALS FOR NEXT ANNUAL MEETING
          A stockholder who intends to present a proposal at the 2012 annual meeting of the stockholders of the Company (the “2012 Annual Meeting”) and who wishes to have the proposal included in the Company’s Proxy Statement and Form of Proxy for that meeting, must deliver the proposal to the Company no later than January 15, 2012. Stockholder proposals should be directed to the Company via certified mail, Attention: Corporate Secretary, 1166 Avenue of the Americas, 3rd Floor, New York, New York 10036. Any stockholder proposal submitted other than for inclusion in the Company’s proxy materials for the 2012 Annual Meeting must be delivered to the Company no later than March 15, 2012 or such proposal will be considered untimely. If a stockholder proposal is received after March 15, 2012, the Company may vote ALL proxies, in its discretion as to the proposal.
ANNUAL REPORTS
          The Company will furnish without charge to each person from whom a proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2010, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: CTPartners Executive Search Inc., 1166 Avenue of the Americas, New York, New York 10036, Attention: Secretary.
SOLICITATION OF PROXIES
          The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview or telephone. Such Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection with such solicitation.
OTHER MATTERS
          The Directors know of no other matters that are likely to be brought before the Annual Meeting. The Company did not receive notice of any other matter intended to be raised by a stockholder at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.
By Order of the Board of Directors
/s/ David C. Nocifora
David C. Nocifora
Secretary
May 3, 2011

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON JUNE 14, 2011
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2010 is available free of charge at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16782
          For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please contact Jennifer Silver, the Company’s Director of Investor Relations, at jsilver@ctnet.com.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
CTPARTNERS EXECUTIVE SEARCH INC.
To Be Held On:
June 14, 2011 at 9:00 a.m.
at The Princeton Club, 15 West 43rd Street, New York, New York 10036

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/1/11.
Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16782, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of directors: NOMINEES: Scott M. Birnbaum Michael C. Feiner Betsy L. Morgan Brian M. Sullivan Thomas R. Testwuide, Sr.
2.   Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please note that you cannot use this notice to vote by mail.

☐                    ■
CTPARTNERS EXECUTIVE SEARCH INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Brian M. Sullivan and David C. Nocifora as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of CTPartners Executive Search Inc. held of record by the undersigned on April 18, 2011, at the Annual Meeting of Stockholders to be held at 9:00 a.m. at The Princeton Club, 15 West 43rd Street, New York, New York 10036, on June 14, 2011, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF
CTPARTNERS EXECUTIVE SEARCH INC.
June 14, 2011
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
THE NOTICE OF MEETING, PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K
AND PROXY CARD ARE AVAILABLE AT
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16782
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
↓  Please detach along perforated line and mail in the envelope provided.  ↓

■	20530000000000000000 7	061411

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡ ¡ ¡	Scott M. Birnbaum Michael C. Feiner Betsy L. Morgan Brian M. Sullivan Thomas R. Testwuide, Sr.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted in accordance with the recommendations of our Board of Directors, as stated above.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

ANNUAL MEETING OF STOCKHOLDERS OF
CTPARTNERS EXECUTIVE SEARCH INC.
June 14, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
THE NOTICE OF MEETING, PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K
AND PROXY CARD ARE AVAILABLE AT
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16782
↓  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

■	20530000000000000000 7	061411

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of directors

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡ ¡ ¡	Scott M. Birnbaum Michael C. Feiner Betsy L. Morgan Brian M. Sullivan Thomas R. Testwuide, Sr.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted in accordance with the recommendations of our Board of Directors, as stated above.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■